UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	April 1, 2015
COLD CAM, INC.
(Exact name of registrant as specified in its charter)
Nevada	001-36128	46-1504799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Room 701, 7th Floor, Silvercord Tower 2 30 Canton Road, Tsim Sha Tsui, Hong Kong		N/A
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		+852 2162 7495
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items
On April 1, 2015, our board of directors approved an agreement and plan of merger to merge with our wholly-owned subsidiary Magicstem Group Corp., a Nevada corporation, to effect a name change from Cold Cam, Inc. to Magicstem Group Corp.  Our company will remain the surviving company. Magicstem Group Corp. was formed solely for the change of name.
Articles of Merger to effect the merger and change of name were filed with the Nevada Secretary of State on April 17, 2015, with an effective date of April 30, 2015.
The amendment is currently being reviewed by the Financial Industry Regulatory Authority ("FINRA").  We will announce the completion of the FINRA review and the effectiveness of the amendment on the market by filing a Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLD CAM, INC.
/s/ Ka Sing Edmund Yeung
Ka Sing Edmund Yeung
Chief Financial Officer and Director
Date:	April 20, 2015